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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  ____________




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 7, 1995
                                                  ----------------
                               (December 4, 1995)
                               ------------------


                         EAGLE-PICHER INDUSTRIES, INC.
                         ----------------------------
             (Exact name of registrant as specified in its charter)



        OHIO                            1-1499                  31-0268670
----------------------------         -------------            ----------------
(State or other jurisdiction          (Commission               (IRS Employer
 of incorporation)                    File Number)              Identification
                                                                    Number)



580 Walnut St., 13th Floor, P.O. Box 779, Cincinnati, Ohio            45201
------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  513-721-7010
                                                     ------------


                               (Not Applicable)
                ----------------------------------------------
        (Former name or former address, if changed since last report)





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Item 5.  Other Events.
         ------------


      On December 4, 1995, the United States Bankruptcy Court for the Southern

District of Ohio, Western Division, presiding over the chapter 11 cases of

Eagle-Picher Industries, Inc. (the "Company") and seven of its domestic subsidiaries, ruled that the Company's estimated aggregate liability on account of present and future asbestos-related personal injury claims is $2,502,511,000.

The chapter 11 cases of the Company and its subsidiaries have been consolidated for procedural purposes as IN RE EAGLE-PICHER INDUSTRIES, INC., ET AL.,

Consolidated Case No. 1-91-00100.  Additional information concerning the

Bankruptcy Court's ruling is discussed in the News Release dated December 6,

1995, which is attached hereto as Exhibit 20 and incorporated by reference into this Item 5.





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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                EAGLE-PICHER INDUSTRIES, INC.
                                                ----------------------------
                                                        (Registrant)



                                                By:  /s/ David N. Hall
Date:  December 7, 1995                              ------------------------
                                                         David N. Hall
                                                     Senior Vice President-
                                                            Finance





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                                 EXHIBIT INDEX



Exhibit Number                                                  Page
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     20                                                           5



















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